Subsequent Events	9 Months Ended
Sep. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
Note 12 - Subsequent Events

On November 3, 2026, the Company's Board of Directors approved and declared a cash dividend of $50.0 million on its issued and outstanding common shares to Parent, payable on or about November 5, 2026.

On November 3, 2026, the Company's Board of Directors approved and declared a cash dividend on its issued and outstanding preference shares, payable on December 15, 2026 or the next business day thereafter to holders of record at the close of business on December 8, 2026 as follows:

Preference Share Series	Dividend Rate	Dividend Per Share
Series A	8.500%	$0.5312500
Series B	8.000%	$0.5000000
Series C	7.375%	$0.4609375
Series D	6.875%	$0.4296875
Series E	5.750%	$0.3593750
Series F	7.625%	$0.4765625
Series G	7.500%	$0.4687500